Exhibit 99.2

Exhibit 99.2

Capital Senior Living A leading Owner-Operator of Senior Living Communities and Services

The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially, including, but not limited to, the Company’s ability to generate sufficient cash flows from operations, additional proceeds from debt refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt and lease obligations and to fund the Company’s capital improvement projects to expand, redevelop, and/or reposition its senior living communities; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt and lease agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all; the risk of oversupply and increased competition in the markets which the Company operates; the risk of increased competition for skilled workers due to wage pressure and changes in regulatory requirements; the departure of the Company’s key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; the risks associated with a decline in economic conditions generally; the adequacy and continued availability of the Company’s insurance policies and the Company’s ability to recover any losses it sustains under such policies; changes in accounting principles and interpretations; and the other risks and factors identified from time to time in the Company’s reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise. Non-GAAP Financial Measures: Adjusted EBITDAR is a financial valuation measure and Adjusted Net Income/(Loss) and Adjusted CFFO are financial performance measures that are not calculated in accordance with U.S. generally accepted accounting principles (_GAAP_). Non-GAAP financial measures may have material limitations in that they do not reflect all of the costs associated with our results of operations as determined in accordance with GAAP. As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP. Adjusted EBITDAR is a valuation measure commonly used by our management, research analysts and investors to value companies in the senior living industry. Because Adjusted EBITDAR excludes interest expense and rent expense, it allows our management, research analysts and investors to compare the enterprise values of different companies without regardtodifferences in capital structures and leasing arrangements. The Company believes that Adjusted Net Income/(Loss) and Adjusted CFFO are useful as performance measures in identifying trends in day-to-day operations because they exclude the costs associated with acquisitions and conversions and other items that do not ordinarily reflect the ongoing operating results of our primary business. Adjusted Net Income/(Loss)and Adjusted CFFO provide indicators to management of progress in achieving both consolidated and individual business unit operating performance and are used by research analysts and investors to evaluate the performance of companies in the senior living industry. The Company strongly urges you to review the reconciliation of net loss to Adjusted EBITDAR and the reconciliation of net (loss) income to Adjusted Net Income/(Loss) and Adjusted CFFO, on the last page of the Company_s second quarter 2018 earnings release dated July 31, 2018, along with the Company_s consolidated balance sheets, statements of operations, and statements of cash flows, which can be found on the Company_s website at www.capitalsenior.com/investor-relations/press-releases/ DISCOVER the difference

Capital Senior Living at a Glance 126 12,000+ 23 $460M 6,600+ Communities Residents States 018 Revenue Employees Operated Served Dallas-based Capital Senior Living is one of the nation’s largest operators of independent living, assisted living and memory care communities for senior adults. Capital Senior Living provides seniors the freedom and opportunity to successfully, comfortably and happily age in place. DISCOVER the difference

Charting a New Path Forward Implementing real change and charting a new path forward: Stabilize, Invest, Nurture, Grow Support the already-strong foundation and strengthen execution Invest in systems, promotion, and our real estate Strengthen the customer experience and relationship Growing occupancy and achieving top-line growth is priority Target demographic increasing with access to greater individual wealth Communities in concentrated geographies with capacity to serve 16,500 residents 30 years of experience with reputation for excellent resident-centric care and service Construction starting to slow, right sizing the market Owning real estate provides significant financial and operational advantages Strengthening balance sheet and implementing disciplined capital allocation strategy Outstanding, experienced and refreshed leadership team that will not relent: 100% focused on operational execution DISCOVER the difference 4 4

New Strategy Builds on Solid Foundation 2019 to 2021 Strategic Pillars Foundational Growth STABILIZE Execution Excellence Quality Systems & Analytics Operational Leadership Talent and Retention Scale & Best Practices INVEST Resident-Centric Experience Community upgrades and conversions to AL & MC Innovative and Differentiated Resident Programming Population Health and Wellness Technology NURTURE Commercial Excellence Local brand preference Lead generation and sales Digital Transformation and customer engagement Performance-based media strategies GROW Market Opportunities Same store organic growth Accretive acquisitions in attractive geographically concentrated markets DISCOVER the difference

Strong Operator of Trusted Senior Living Communities Total # of Communities Operated Significant growth in revenue and NOI since 2010, largely through acquisition. In 2014, we began conversions from independent living to assisted living and memory care in anticipation of growing demand for those services. Over-supply and market rate competition began in 2015, and intensified to its highest in 2017. In early 2019, reset leadership, strategy, structure, and focus. Significant opportunity for improved performance. DISCOVER the difference 77 84 113 101 117 121 129 129 129 2010 2011 2012 2013 2014 2015 2016 2017 2018 83.1 84.7 87.0 86.3 87.1 88.3 87.7 86.6 83.2 2010 2011 2012 2013 2014 2015 2016 2017 2018 212 264 311 350 384 412 447 467 460 2010 2011 2012 2013 2014 2015 2016 2017 2018 81 104 124 137 152 165 176 180 168 2010 2011 2012 2013 2014 2015 2016 2017 2018

Established Portfolio Provides Economies of Scale in a Highly-Fragmented Market Senior Housing Operators Approximately 1.6 million units are available in the US senior housing market. Source: ASHA 2018 Top 50, company filings and investor presentations. Capital Senior Living is one of the few operators able to Institute broad best practices Implement portfolio-wide differentiated programing Utilize scale to achieve cost saving efficiencies Leverage marketing efforts particularly in competitive digital landscape Industry Mix by Level of Care Heavier mix of assisted living units at Capital Senior Living communities (49.6%) is aligned with growing market need. Source: NIC Investment Guide, Fifth Edition ©2019 National Investment Center for Seniors Housing & Care (NIC) DISCOVER the difference

Market Forces: Aligning Strategy with Key Needs Rise in dementia and other conditions requiring constant care & monitoring Local market senior housing demand and supply Seniors Housing Construction | Primary Markets 50,000 9% 40,000 7% 30,000 5% 20,000 3% 10,000 1% 0 -1% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Spaces Under Construction (L) Construction as % of Inventory (R) Source: NIC Map® Data Service ©2019 National Investment Center for Seniors Housing & Care (NIC) Macroeconomic conditions and target demographic access to individual wealth Yield Curve for U.S. Treasuries DISCOVER the difference

Owning our real estate provides significant financial and Real Estate Ownership a Key Differentiator operational advantages Real Estate Ownership Provides Flexibility and Opportunities Value derived from owned real while capturing full benefit from operations Stronger margin profile Financed with attractive non-recourse, fixed-rate mortgages with strong coverage ratios Eliminates lease escalators, driving sustainable cash flows Optimizes asset management and financial flexibility Provides the ability to reposition communities Allows CSL to increase loans based on the appreciated value to re-deploy the capital into growth initiatives 2018 Properties Owned 231 143 83 344 86 34 10 0 0 0 2018 Properties Operated 233 195 129 994 263 130 252 260 179 143Enlivent Senior Lifestyle Capital Senior Living Brookdale Senior Living Holiday Retirement LCS Five Star Senior Living Sunrise Senior Living Atria Senior Living Affinity Living Group Source: ASHA 2018 Top 50. company filings and investor presentations. 126 Total Properties

Balance Sheet as of September 30, 2019 Assets ($ in millions) Liabilities & Equity ($ in millions) Cash and Securities $ 20.8 Current Liabilities $ 229.3 Other Current Assets 51.7 Long-Term Debt 836.6 Total Current Assets 72.5 Other Liabilities 225.1 Fixed Assets 978.2 Total Liabilities 1,291.0 Other Assets 243.5 Stockholders’ Equity 3.2 Total Assets $ 1,294.2 Total Liabilities & Equity $ 1,294.2 Consistent with normal business practices, the Company is engaged in various activities to strengthen our financial foundation and optimize our asset portfolio, including the following: Marketing a limited number of additional assets for potential divestiture Refinancing existing owned assets DISCOVER the difference

Average duration of debt is 5.8 years Approximately 93% of all debt matures in 2021 and after. $0 $65,000 $11,061 $38,658 $61,551 $253,685 $537,503 2019 2020 2021 2022 2023 2024 2025 & After $ in thousands DISCOVER the difference

DISCOVER the difference

CSU Portfolio Owned Leased 46 80 126 Total Properties HCP October 2020 9 Communities April 2026 6 Communities September 2025 7 Communities April 2025 8 Communities September 2025 12 Communities April 2026 4 Communities NNN Leases Represent 36% Total Portfolio

# Strong and Experienced Leadership








| Kim Lody | Carey Hendrickson | Brandon Ribar | Mike Fryar | David Brickman | Jeremy Falke |
|---|---|---|---|---|---|
| Chief Executive Officer, President and Director | Executive VP<br>Chief Financial Officer | Chief Operating Officer | Senior VP<br>Chief Revenue Officer | Senior VP<br>General Counsel | Senior VP<br>Human Resources |
| Joined CSL Jan 2019 | Joined CSL May 2014 | Joined CSL Sep 2019 | Joined CSL Feb 2019 | Joined CSL Jul 1992 | Joined CSL Feb 2018 |
| 25+ years of experience in healthcare products and service delivery | 25+ years of experience in financial leadership | 15+ years of experience in senior living industry | 15+ years of experience in healthcare industries; 12+ in senior healthcare industries | 25+ years of experience as General Counsel in senior healthcare industry | 20+ years of experience in healthcare industry |
| Held various senior leadership roles in public and private health care companies, including insurance, medical devices, and clinical services. Expertise in leading operational excellence and achieving above-market performance in complex, dynamic markets. | Held various senior leadership roles in FP&A, accounting, treasury, investor relations, corporate communications, business systems, and M&A within large, diversified publicly-held companies; began career in big four public accounting. | Held various leadership roles in assisted living companies and roles focusing on healthcare investing where he was responsible for sourcing, underwriting, negotiating, and closing all healthcare investments under management. | Held various leadership roles focusing on brands in complex, multi-channel environments including in medical device and marketing agency settings, with the majority of his career focused in senior healthcare. | Responsible for wide range of legal maters including oversight of regulatory compliance and reporting, contracts, corporate governance, M&A, and claims litigation. | Held various HR leadership roles in hospitals and large health systems, with overall direction for all components of the people management function and a focus on talent and building great company culture. |
| MBA, Wake Forest<br>BA, Hiram College | MBA, Univ. of Texas, Arlington<br>BA, Baylor University | BS, Santa Clara University | BA, Gustavus Adolphus College | JD MBA, Univ. of South Carolina<br>MHA, Duke Univ. | MBA, Univ. of Nebraska, Omaha<br>BS, Univ. of Phoenix, Scottsdale |

DISCOVER *the difference*

Investment Rationale 30-years of Solid strategy, structure, experience standards and focus caring for seniors Significant opportunity for Sizeable, fragmented near-term operational markets with unmet improvement and long- needs term growth Owner-operator model Top talent and emerging provides financial and culture of learning, operational advantages collaborating, and winning Current valuation provides a compelling investment opportunity DISCOVER the difference